Exhibit 3.1


                                State of Delaware               PAGE 1

                        Office of the Secretary of State

                        --------------------------------



         I, WILLIAM T.  QUILLEN,  SECRETARY OF STATE OF THE STATE OF DELAWARE DO

HEREBY  CERTIFY THE  ATTACHED IS A TRUE AND CORRECT COPY OF THE  CERTIFICATE  OF

INCORPORATION  OF "BELLEVUE  MEDICAL  CORPORATION",  FILED IN THIS OFFICE ON THE

THIRTEENTH DAY OF SEPTEMBER, A.D. 1983, AT 9 O'CLOCK A.M:









             [Secretary's Office
             Delaware State Seal]    /S/ William T. Quillen
                                     --------------------------------------
                                     William T. Quillen, Secretary of State
                                                               7150328
                                     DATE:    06-15-94
2016838 8100

944108226

                          CERTIFICATE OF INCORPORATION
                                       of
                          Bellevue Medical Corporation
    ------------------------------------------------------------------------



    FIRST. The name of the Corporation is Bellevue Medical Corporation
                                          ----------------------------

    SECOND. Its registered office in the State of Delaware is to be located at One Rodney Square, 9th Floor, Wilmington, County of New Castle. The registered
 -----------------------------------------            ----------
agent is Registered Agents, Ltd., address same as above.
         -----------------------

    THIRD- The nature of the business and the purpose of the corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Laws of Delaware.

    FOURTH. The amount of total authorized capital stock of the corporation is 1,000,000 shares of .01 par value.
 ---------           ---

    FIFTH. The name and mailing address of the incorporator is as follows:

                 Jacqueline H. Blake
    ---------------------------------------------------------------------
                 One Rodney Square
    ---------------------------------------------------------------------
                 P. O. Box 112
    ---------------------------------------------------------------------
                 Wilmington DE  19899
    ---------------------------------------------------------------------

    SIXTH. The powers of the incorporator are to terminate upon filing of the certificate of incorporation, and the name(s) and mailing address(es) of persons who are to serve as director(s) until the first annual meeting of stockholders or until their successors are elected and qualify are as follows:

                Captain J. C. Busby
    ---------------------------------------------------------------------
                Drawer 156
    ---------------------------------------------------------------------
                Penndel PA  18047
    ---------------------------------------------------------------------

    I, THE UNDERSIGNED, for the purpose of forming a corporation under the laws of the State of Delaware do make, file and record this certificate, and do certify that the facts herein stated are true, and I have accordingly hereunto set my hand.

Dated at:    Wilmington                    /S/ Jacqueline H. Blake
State of:    Delaware                      -----------------------
County of:   New Castle                    Jacqueline H. Blake
                                           Signature of Incorporator

                                State of Delaware

                        Office of the Secretary of State

     ---------------------------------------------------------------------

    I,  WILLIAM T.  QUILLEN,  SECRETARY  OF STATE OF THE STATE OF  DELAWARE,  DO

HEREBY  CERTIFY THE  ATTACHED IS A TRUE AND CORRECT COPY OF THE  CERTIFICATE  OF

AMENDMENT OF "BELLEVUE  MEDICAL  CORPORATION",  CHANGING ITS NAME FROM "BELLEVUE

MEDICAL  CORPORATION"  TO "NEUROTECH  CORPORATION",  FLLED IN THIS OFFICE ON THE

NINTH DAY OF OCTOBER A.D. 1984, AT 9 O'CLOCK A.M.















             [Secretary's Office
             Delaware State Seal]    /S/ William T. Quillen
                                     --------------------------------------
                                     William T. Quillen, Secretary of State
                                                               7150327
                                     DATE:    06-15-94
2016838 8100

944108226

                            CERTIFICATE OF AMENDMENT

                                       OF

                          CERTIFICATE OF INCORPORATION

                                       OF

                          BELLEVUE MEDICAL CORPORATION

                   -----------------------------------------
                   Adopted in accordance with the provisions
                   of Section 242 of the General Corporation
                          Law of the State of Delaware
                   -----------------------------------------


         We, Charles Leonhardt,  President and John Busby, Secretary of Bellevue

Medical  Corporation,  a  corporation  existing  under  the laws of the State of

Delaware, do hereby certify as follows:


         FlRST:  That the Certificate of  Incorporation  of said corporation has been amended as fol1ows:


         1. By striking out the whole of ARTICLE  FIRST thereof as it now exists and inserttng in lieu and instead  thereof a new ARTICLE  FIRST,  reading as follows:

    "The name of the corporation is Neurotech Corporation"


         2. By striking out the whole of ARTICLE FOURTH thereof as it now exists and inserting in lieu and instead thereof a new ARTICLE  FOURTH,  reading as follows:

         "The  total  number  of  shares of  stock,  which  the  Corporation  is authorized to issue is 4,000,OOO with a par value of $.01 per share."

         SECOND:  That such amendments have been duly adopted in accordance with the  provisions of the General  Corporation  Law of the State of Delaware by the

written  consent of the holders of not less than a majority  of the  outstanding stock entitled to vote thereon and that written  notice of the corporate  action has been given to those  stockholders who have not consented in writing,  all in accordance with the provisions of Section 228 of the General Corporation Law.




         IN WITNESS  WHEREOF,  we have signed this  certificate this 31st day of

August, 1984.


                                    BELLEVUE MEDICAL CORPORATION

                                    By:  /S/ Charles Leonhardt
                                         ---------------------
                                         Charles Leonhardt
                                         President


                                    By:  /S/ John Busby
                                         ---------------------
                                         John Busby
                                         Secretary

                                                                 PAGE 1
                               State of Delaware

                        Office of the Secretary of State

        ----------------------------------------------------------------




         I, EDWARD J. FREEL,  SECRETARY  OF STATE OF THE STATE OF  DELAWARE,  DO

HEREBY CERTIFY  "NEUROTECH  DEVELOPMENT  CORPORATION" IS DULY INCORPORATED UNDER

THE  LAWS OF THE  STATE  OF  DELAWARE  AND IS IN GOOD  STANDING  AND HAS A LEGAL

CORPORATE  EXISTENCE SO FAR AS THE RECORDS OF THIS OFFICE SHOW,  AS OF THE FIRST

DAY OF JULY, A.D. 1998.







             [Secretary's Office
             Delaware State Seal]    /S/ Edward J. Freel
                                     --------------------------------------
                                     Edward J. Freel, Secretary of State

                                     AUTHENTICATION:       9173326
                                               DATE:       07-01-98
2016838 8300

981240989

                                                               State of Delaware
                                                              Secretary of State
                                                        Division of Corporations
                                                      Filed 03:10 PM  06/22/1998
                                                             981240989 - 2016838


                               STATE OF DELAWARE
                            CERTIFICATE FOR RENEWAL
                             AND REVIVAL OF CHARTER


Neurotech Development Corporation (formerly known as: "Neurotech Corporation"),
 ---------------------------------------------------------------------------
a corporation organized under the laws of Delaware, the charter of which was voided for non-payment of taxes, now desires to procure a restoration, renewal and revival of its charter, and hereby certifies as follows:

         1.     The name of the corporation is Neurotech Development Corporation
                                               ---------------------------------
                ("Formerly Neurotech Corporation").
                ----------------------------------

         2. Its registered office in the State of Delaware is located at 1220 N. Market St. (Suite 606) Street, City of Wilmington DE Zip
                ------------------------------                 -------------
                Code  19801  County of New Castle,  the name and  address of its
                      -----            ----------
                registered agent is Registered Agents,  Ltd., 1220 N. Market St.
                                    --------------------------------------------
                (Suite 606) Wilmington DE 19801.
                --------------------------------

         3. The date of filing of the original Certificate of Incorporation in Delaware was September 12, 1983.
                                -------------------

         4. The date when restoration, renewal, and revival of the charter of this company is to commence on the 28th day of February,
                                                          ----         ---------
                1998,  same as being prior to the date of the  expiration of the
                ----
                charter. This renewal and revival of the charter of this corporation is to be perpetual.

         5. This corporation was duly organized and carried on the business authorized by its charter until the 1st day of March A.D. 1998,
                                                    ---        -----       ----
                at which time its charter became inoperative and void for non-payment of taxes and this certificate for renewal and revival is filed by authority of the duly elected directors of the corporation in accordance with the laws of the State of Delaware.

         IN TESTIMONY WHEREOF, and in compliance with the provisions of Section 312 of the General Corporation Law of the State of Delawae, as amended, providing for the renewal, extension and restoration of charters, Bernard Artz
                                                                    ------------
the last and acting authorized officer hereunto set his/her hand to this certificate this 22nd day of June, 1998.
                 ----        ----------

                                            By:    /S/ Bernard Artz
                                                   -------------------------
                                            Name:      Bernard Artz
                                           Title:      Chairman of the Board

                                State of Delaware

                        Office of the Secretary of State

           ---------------------------------------------------------






         I, EDWARD J. FREEL,  SECRETARY  OF STATE OF THE STATE OF  DELAWARE,  DO

HEREBY CERTIFY "NEUROTECH  DEVELOPMENT  CORPORATION" IS DULY INCORPORATED UNDER

THE  LAWS OF THE  STATE OF  DELAWARE  AND IS IN GOOD  STANDING  AND HAS A LEGAL

CORPORATE  EXISTENCE SO FAR AS THE RECORDS OF THIS OFFICE SHOW,  AS OF THE FIRST

DAY OP JULY, A.D. 1998.













             [Secretary's Office
             Delaware State Seal]    /S/ Edward J. Freel
                                     --------------------------------------
                                     Edward J. Freel, Secretary of State

                                     AUTHENTICATION:       9173326
                                               DATE:       07-01-98
2016838 8300

981240989